Exhibit 99.2
(r) Unit Market Share -- Q4 CY10 (2) Operating Results -- Q4 CY10 (1) Strategic Rationale Two successful companies Complete product portfolio Product cost and OpEx leadership Strongest industry IP portfolio Most experienced management team Strong combined SSD effort Solid balance sheet for future strategic opportunities 2.5" Mobile Class HDDs 3.5" Desktop Class HDDs Traditional Enterprise All HDDs Footnotes (1) Sources: Form 10-Q and earnings release for WDC; internal financials for HGST. (2) Source: International Data Corporation (IDC). Note Please refer to the form 8-K filed with the SEC on March 7th 2011 for transaction details